UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 12, 2001

(Date of earliest event reported: December 6, 2001)

SANMINA-SCI CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (state of incorporation)	000-21272 (commission file no.)	77-0228183 (Federal tax id. no.)

2700 NORTH FIRST STREET
SAN JOSE, CALIFORNIA 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
EXHIBIT INDEX
Exhibit 99

Item 5. Other Events

     On December 6, 2001, Sanmina Corporation issued a press release announcing that Sanmina Corporation (NASDAQ NM: SANM) and SCI Systems, Inc. (NYSE: SCI) have completed the merger of the two companies after receiving approval from their respective stockholders of matters related to the merger, including the change of Sanmina’s corporate name to Sanmina-SCI Corporation. The press release is attached as Exhibit 99 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

Exhibit 99 — Sanmina Corporation Press Release issued December 6, 2001.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

By: /s/ RANDY W. FURR

Randy W. Furr, President and Chief Operating Officer

Date: December 12, 2001

EXHIBIT INDEX

Exhibit	Description

Exhibit 99	Sanmina Corporation Press Release issued December 6, 2001.